UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 30, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 10 South Dearborn Street Chicago, Illinois 60603-2300 (312) 394-4321

000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000

001-01910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210
(a Maryland corporation) 2 Center Plaza 110 West Fayette Street Baltimore, Maryland 21201-3708 (410) 234-5000

001-31403	PEPCO HOLDINGS LLC	52-2297449
(a Delaware limited liability company) 701 Ninth Street, N.W. Washington, District of Columbia 20068-0001 (202) 872-2000

001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068-0001 (202) 872-2000

001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702-5440 (202) 872-2000

001-03559	ATLANTIC CITY ELECTRIC COMPANY	21-0398280
(a New Jersey corporation) 500 North Wakefield Drive Newark, Delaware 19702-5440 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

PECO ENERGY COMPANY:
Trust Receipts of PECO Energy Capital Trust III, each representing a 7.38% Cumulative Preferred Security, Series D, $25 stated value, issued by PECO Energy Capital, L.P. and unconditionally guaranteed by PECO Energy Company
	EXC/28	New York Stock Exchange

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01. Other Events

On February 1, 2022, Exelon Corporation (“Exelon”) completed the previously announced separation and distribution of all of the outstanding shares of common stock of Constellation Energy Corporation to Exelon’s shareholders. As a result, beginning with Exelon's Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 ("First Quarter 2022 Form 10-Q") as filed with the Securities and Exchange Commission ("SEC") on May 9, 2022, Constellation Energy Corporation, including Constellation Energy Generation, LLC and its subsidiaries ("Generation," formerly Exelon Generation Company, LLC), have been classified as discontinued operations.

Exelon is filing this Current Report on Form 8-K to recast Exelon's consolidated financial statements and certain other financial information originally included in Exelon’s Annual Report on Form 10-K for the year ended December 31, 2021 (the "2021 Form 10-K") as filed with the SEC on February 25, 2022, to give effect to the discontinued operations presentation. The information included in Exhibit 99.1 to this Current Report on Form 8-K solely reflects the presentation of the discontinued operations for all periods presented.

Exelon has recast the following portions of the 2021 Form 10-K to reflect the discontinued operations presentation:
•ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
•ITEM 7A. Quantitative and Qualitative Disclosures About Market Risk
•ITEM 8. Financial Statements and Supplementary Data
•ITEM 15. Exhibits, Financial Statement Schedules

The recast portions of the 2021 Form 10-K described above are attached as Exhibit 99.1 and incorporated herein by reference.

The information included in Exhibit 99.1 to this Current Report on Form 8-K is presented in connection with the presentation changes described above and does not otherwise amend or restate the 2021 Form 10-K. Exhibit 99.1 does not reflect any information or events occurring subsequent to the filing of the 2021 Form 10-K, other than as described in Note 2 – Discontinued Operations in the Combined Notes to the Consolidated Financial Statements included in Exhibit 99.1, and does not modify or update the disclosures therein in any way, other than to reflect the discontinued operations presentation as described above.

Therefore, the information contained herein should be read in conjunction with the 2021 Form 10-K and other filings with the SEC under the Securities Exchange Act of 1934 subsequent to the filing of the 2021 Form 10-K, including the First Quarter 2022 Form 10-Q.
The 2021 Form 10-K was a combined annual report of Exelon and its registrant subsidiaries, Commonwealth Edison Company (“ComEd”), PECO Energy Company (“PECO”), Baltimore Gas and Electric Company (“BGE”), Pepco Holdings LLC ("PHI"), Potomac Electric Power Company (“Pepco”), Delmarva Power & Light Company (“DPL”), and Atlantic City Electric Company (“ACE”). The recast of Exelon’s consolidated financial statements and certain other financial information filed with this Current Report on Form 8-K to reflect the discontinued operations presentation described above does not change the subsidiary registrants' financial statements as previously filed; accordingly, the financial statements and related disclosures of ComEd, PECO, BGE, PHI, Pepco, DPL, and ACE, although included in the information contained in Exhibit 99.1 of this Current Report on Form 8-K, have not been recast and have not been modified.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
Consents of Independent Registered Public Accounting Firm

23.1	Exelon Corporation
23.2	Commonwealth Edison Company
23.3	PECO Energy Company
23.4	Baltimore Gas and Electric Company
23.5	Potomac Electric Power Company
23.6	Delaware Power & Light Company
23.7	Atlantic City Electric Company

99.1
Updated Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, ITEM 7A. Quantitative and Qualitative Disclosures About Market Risk, ITEM 8. Financial Statements and Supplementary Data, and Part IV, ITEM 15. Exhibits, Financial Statement Schedules from the 2021 Form 10-K

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This combined Current Report on Form 8-K is being filed separately by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants' combined 2021 Annual Report on Form 10-K, which was filed with the SEC on February 25, 2022, in Part I, ITEM 1A. Risk Factors, (2) this Form 8-K in (a) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (b) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 17, Commitments and Contingencies, and (3) other factors discussed in filings with the SEC by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Joseph Nigro
Joseph Nigro
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

COMMONWEALTH EDISON COMPANY

/s/ Elisabeth J. Graham
Elisabeth J. Graham
Senior Vice President, Chief Financial Officer and Treasurer
Commonwealth Edison Company

PECO ENERGY COMPANY

/s/ Robert J. Stefani
Robert J. Stefani
Senior Vice President, Chief Financial Officer and Treasurer
PECO Energy Company

BALTIMORE GAS AND ELECTRIC COMPANY

/s/ David M. Vahos
David M. Vahos
Senior Vice President, Chief Financial Officer and Treasurer
Baltimore Gas and Electric Company

PEPCO HOLDINGS LLC

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Pepco Holdings LLC

POTOMAC ELECTRIC POWER COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Potomac Electric Power Company

DELMARVA POWER & LIGHT COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Delmarva Power & Light Company

ATLANTIC CITY ELECTRIC COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Atlantic City Electric Company
June 30, 2022

EXHIBIT INDEX

Exhibit No.	Description
Consents of Independent Registered Public Accounting Firm

23.1	Exelon Corporation
23.2	Commonwealth Edison Company
23.3	PECO Energy Company
23.4	Baltimore Gas and Electric Company
23.5	Potomac Electric Power Company
23.6	Delaware Power & Light Company
23.7	Atlantic City Electric Company

99.1
Updated Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, ITEM 7A. Quantitative and Qualitative Disclosures About Market Risk, ITEM 8. Financial Statements and Supplementary Data, and Part IV, ITEM 15. Exhibits, Financial Statement Schedules from the 2021 Form 10-K.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.